Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 276.20
Total Fee Amount	276.20
Total Transaction Valuation	2,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00